                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1 TO
                                     FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                             THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 30, 1998


                           DURA AUTOMOTIVE SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)

                                      DELAWARE
                  (State or other jurisdiction of incorporation)


                    0-21139                       38-2961431
          (Commission File Number)                (I.R.S. Employer
                                                  Identification No.)


     4508 IDS CENTER, MINNEAPOLIS,  MINNESOTA                 55402
     (Address of principal executive offices)               (Zip Code)



                                   (612) 342-2311
               (Registrant's telephone number, including area code)


                                   NOT APPLICABLE
           (Former name or former address, if changed since last report)

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     Item. 7 to the Current Report on Form 8-K filed by the Registrant with the
Securities and Exchange Commission (the "Commission") on May 14, 1998 hereby is amended by deleting such item in its entirety and replace it with the following:

ITEM. 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements for Trident Automotive plc ("Trident") and its subsidiaries required by Rule 3-05(b) of Regulation S-X have been previously reported (as defined in Rule 12b-2 under the Exchange Act) as a result of being included in the Registrant's Registration Statement on Form S-3 (Registration No. 333-53661) (the "Registration Statement"), originally filed with the Commission on May 27, 1998. In accordance with Item B(3) of the General Instructions to Form 8-K, the Registrant is not required to include such financial statements herein.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required by Article 11 of Regulation S-X has been previously reported (as defined in Rule 12b-2 under the Exchange Act) as a result of being included in the Registration Statement. In accordance with Item B(3) of the General Instructions to Form 8-K, the Registrant is not required to include such pro forma financial information herein.

     (c)  EXHIBITS.

          2.1 Stock Purchase Agreement, dated April 8, 1998, by and among Dura Automotive Systems (UK) Limited and the various selling shareholders listed on the signature pages thereto.*

          2.2 Stock Purchase Agreement, dated April 8, 1998, by and among Dura Automotive Systems (UK) Limited and Mervyn Edgar (including a schedule identifying Stock Purchase Agreements executed by
               D. Michael Dodge, Geoff Hill, Thomas Humann, Dan Robosto, Frances Sarrazin and Lothar Sing).*

         10.1  Consolidated, Amended and Restated Credit Agreement, dated
               April 30, 1998, by and among the Registrant, Dura Operating Corp., Kimanus Vermogensverwaltung GmbH, Dura Asia-Pacific (Aust) PTY LTD, Dura Automotive Systems (Canada) Ltd, Trident Automotive plc, Trident Automotive (UK) Limited, Spicebright Limited, Trident Automotive, Inc., Trident Automotive Canada Inc. and Moblan Investments, B.V. and the various commercial lending institutions parties thereto, as lenders, Bank of America National Trust and Savings Association, as agent, and BancAmerica

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               Robertson Stephens, as the arranger, incorporated by reference to Exhibit 10.1 of the Registrant's Form 10-Q for the quarterly period ended June 30, 1998, as amended by the Registrant's Amendment No. 1 to Form 10-Q/A.

_______________


* The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to such agreement upon request by the Commission.




                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DURA AUTOMOTIVE SYSTEMS, INC.


Date:  August 26, 1998                By:      /s/  Stephen E. K. Graham
                                      ___________________________________
                                      Name:    Stephen E. K. Graham
                                      Title:   Vice President and Chief
                                               Financial Officer (Principal
                                               Accounting and Financial Officer)



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